SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported) July 28, 2005

STANDARD MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	0-20882	35 - 1773567

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana		46280

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(317) 574-6200

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into Material Definitive Agreements.
     See Item 2.01 below.
Item 2.01 – Completion of Acquisition or Disposition of Assets.
Acquisition of Precision Healthcare, Inc.
     On July 28, 2005, the Registrant entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Precision Health Care Acquisition Corporation (“Merger Sub”), Precision Healthcare, Inc. (“Precision”), Jose A. Trespalacios, as Voting Trustee (“Voting Trustee”), Teresa Fox-Morgan (“Morgan”), Robert R. Buehler (“Buehler”), Krista K. Trespalacios, and Jose A. Trespalacios, in his individual capacity. Voting Trustee, Morgan and Buehler were the shareholders of Precision.
     Pursuant to the Merger Agreement, on July 28, 2005, Merger Sub was merged with and into Precision, and Precision became a wholly owned subsidiary of the Registrant.
Precision
     Precision is a provider of infusion therapy to chronically ill patients and a wholesale pharmaceutical provider to physician practices and other end users, principally in the states of Tennessee, Kentucky and Ohio.
Merger Consideration
     At the effective time of merger, the outstanding common shares of Precision were converted into a right to receive:
(i)	an aggregate of $1,694,000 in cash;

(ii)	an aggregate of 304,878 of the Registrant’s common shares;

(iii)	the earn-out payments described in Item 2.03; and

(iv)	any positive post-closing adjustment to working capital.
     The Registrant paid the cash portion of the merger consideration from its cash on hand.
Other Material Terms of the Merger Agreement
     Until July 28, 2007, the Merger Agreement prohibits certain of the former shareholders of Precision and their affiliates from competing with Precision or soliciting any customer of Precision in the states of Kentucky, Ohio and Tennessee.
     In the event the former shareholders of Precision desire to sell any of the Registrant’s shares received by them in the merger to raise funds to satisfy their income tax liability arising from the merger, the Merger Agreement gives the Registrant the option to:

•	repurchase a sufficient number of shares from the former Precision shareholders to satisfy their tax liability, at the greater of the then market value of the shares or $3.28 per share; or

•	register a sufficient number of the shares of the former Precision shareholders under the Securities Act to permit the former Precision shareholders to sell shares on the open market to raise funds to satisfy their tax liabilities.
     Subject to certain limitations, the former shareholders of Precision have the right to require the Registrant to include their shares of the Registrant in any registration statement filed by the Registrant under the Securities Act of 1933 covering any of its common shares or other equity securities.
Morgan and Buehler Employment Agreements
     In connection with the merger, Precision entered into employment agreements with each of Teresa Fox-Morgan and Robert R. Buehler. Precision hired Morgan to serve as President of Precision. She will receive an annual salary of $126,000 together with a benefits package, which includes an incentive bonus and options to purchase 40,000 shares of the Registrant at a price of $2.11 per share. Morgan’s employment agreement has an initial term of three years and renews automatically for one year periods if not terminated by one of the parties.
     Precision hired Buehler to serve as Vice President of Precision. He will receive an annual salary of $86,000 together with a benefits package, which includes an incentive bonus and options to purchase 25,000 shares of the Registrant at a price of $2.11 per share. Buehler’s employment agreement has an initial term of two years and renews automatically for one year periods if not terminated by one of the parties.
Acquisition of Long Term Rx, Inc.
     On July 29, 2005, the Registrant entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Long Term Rx Acquisition Company, an Indiana corporation (“Merger Sub”), Long Term Rx, Inc., an Indiana corporation (“Long Term”), The Craig W. Trobaugh Revocable Trust, dated September 7, 2000 (the “Craig Trust”), The Lorenda K. Trobaugh Revocable Trust, dated September 7, 2000 (the “Lorenda Trust”), Craig W. Trobaugh, and Lorenda K. Trobaugh. The Craig Trust and the Lorenda Trust were the shareholders of Long Term.
     Pursuant to the Merger Agreement, on July 29, 2005, Merger Sub was merged with and into Long Term, and Long Term became a wholly owned subsidiary of the Registrant.
Long Term
     Long Term engages in business as a long term care pharmacy that primarily markets drug therapy to long term care facilities such as nursing homes and assisted living facilities, principally in the State of Indiana.

Merger Consideration
     At the effective time of merger, the outstanding common shares of Long Term were converted into a right to receive:
(i)	an aggregate of $1,600,000 in cash;

(ii)	an aggregate of 182,928 of the Registrant’s common shares; and

(iii)	any positive post-closing adjustment to working capital.
     The Registrant paid the cash portion of the merger consideration from its cash on hand.
Other Material Terms of the Merger Agreement
     Until July 29, 2008, the Merger Agreement prohibits certain of the former shareholders of Long Term and their affiliates from competing with Long Term or soliciting any customer of Long Term in the State of Indiana.
     In the event the former shareholders of Long Term desire to sell any of the Registrant’s shares received by them in the merger to raise funds to satisfy their income tax liability arising from the merger, the Merger Agreement gives the Registrant the option to:
•	repurchase a sufficient number of shares from the former Long Term shareholders to satisfy their tax liability, at the greater of the then market value of the shares or $3.28 per share; or

•	register a sufficient number of the shares of the former Long Term shareholders under the Securities Act to permit the former Long Term shareholders to sell shares on the open market to raise funds to satisfy their tax liabilities.
Trobaugh Employment Agreement
     In connection with the merger, Long Term entered into an employment agreement with Craig W. Trobaugh. Long Term hired Mr. Trobaugh to serve as President of Long Term. He will receive an annual salary of $150,000 together with a benefits package, which includes an incentive bonus. Mr. Trobaugh’s employment agreement has an initial term of three years and renews automatically for one year periods if not terminated by one of the parties.
Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
Acquisition of Precision Healthcare, Inc.
     See Item 2.01 above.
     The former shareholders of Precision are entitled to receive certain earn-out payments based on Precision’s performance in the calendar year 2005. If Precision achieves earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), after certain add-backs, that exceeds $600,000, the former Precision shareholders will be entitled to receive an aggregate of $500,000. The earn-out payments (if any) are due to the former shareholders of Precision within 30 days of final determination of the EBITDA of Precision for calendar year 2005.
     If the average closing price of the Registrant’s shares is less than $3.28 per share for the ten trading day period ending August 10, 2007, the Merger Agreement requires the Registrant to pay to the former shareholders of Precision an additional amount in cash or in the Registrant’s shares at the option of the Registrant. The additional amount per share will be equal to the excess of $3.28 over the average closing price for that ten trading day period, less any amount in excess of $3.28 per share received by the former Precision shareholders on any prior sale by them of the Registrant’s shares.
Acquisition of Long Term Rx, Inc.
     If the average closing price of the Registrant’s shares is less than $3.28 per share for the ten trading day period ending August 10, 2007, the Merger Agreement requires the Registrant to pay to the former shareholders of Long Term an additional amount in cash or in the Registrant’s shares at the option of the Registrant. The additional amount per share will be equal to the excess of $3.28 over the average closing price for that ten trading day period, less any amount in excess of $3.28 per share received by the former Long Term shareholders on any prior sale by them of the Registrant’s shares.
Item 3.02 – Unregistered Sales of Equity Securities.
Acquisition of Precision Healthcare, Inc.
     See Items 2.01 and 2.03 above.
     The Registrant issued the securities described in Items 2.01 and 2.03 to the three former shareholders of Precision in reliance on the exemption from registration under Section 4(2) of the Securities Act of 1933. The securities described are restricted securities within the meaning of Rule 144 under the Securities Act, and the certificates representing the securities bear a legend stating that the securities are subject to restrictions on transfer.
Acquisition of Long Term Rx, Inc.
     See Items 2.01 and 2.03 above.
     The Registrant issued the securities described in Items 2.01 and 2.03 to the two former shareholders of Long Term in reliance on the exemption from registration under Section 4(2) of the Securities Act of 1933. The securities described are restricted securities within the meaning of Rule 144 under the Securities Act, and the certificates representing the securities bear a legend stating that the securities are subject to restrictions on transfer.
Item 9.01 - Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits. The following exhibits are filed with this Report:
2.1 – Agreement and Plan of Merger, dated July 28, 2005, among the Registrant, Precision Health Care Acquisition Corporation, Precision Healthcare, Inc., Jose A. Trespalacios, as Voting Trustee, Teresa Fox-Morgan, Robert R. Buehler, Krista K. Trespalacios, and Jose A. Trespalacios, in his individual capacity
2.2 – Agreement and Plan of Merger, dated July 29, 2005, among the Registrant, Long Term Rx Acquisition Company, Long Term Rx, Inc., The Craig W. Trobaugh Revocable Trust, dated September 7, 2000, The Lorenda K. Trobaugh Revocable Trust, dated September 7, 2000, Craig W. Trobaugh, and Lorenda K. Trobaugh
99.1 – Press Release of Standard Management Corporation (July 28, 2005)
99.2 – Press Release of Standard Management Corporation (August 1, 2005)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION

	By:	/s/ Stephen M. Coons
‘
Name: Stephen M. Coons
Title: Executive Vice President and
General Counsel
Dated: August 3, 2005